UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2014

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O’Hara House, 3 Bermudiana Road,
Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 14, 2014, Central European Media Enterprises Ltd. (“CME”) entered into (i) a EUR 250,800,000 senior unsecured term credit facility agreement with BNP Paribas, as administrative agent, Time Warner Inc., a Delaware corporation (“Time Warner”), as  guarantor, and the lenders party thereto (the “2017 Third Party Credit Agreement”); (ii) a commitment letter with Time Warner (the “2015 Refinancing Commitment Letter”); and (iii) a reimbursement agreement (the “Reimbursement Agreement”) with Time Warner, as well as certain other agreements described below in connection therewith.

Loan proceeds under the 2017 Third Party Credit Agreement will be applied to redeem and discharge in full the EUR 240,000,000 aggregate principal amount of 9.0% Senior Notes due 2017 (the “2017 Fixed Rate Notes”), including premium thereon, issued by CME’s wholly-owned subsidiary CET 21 spol. s r.o. (“CET 21”).  CET 21 issued a notice of redemption for the 2017 Fixed Rate Notes on November 14, 2014 and expects the redemption and discharge of the 2017 Fixed Rate Notes to be completed on or about December 14, 2014.

2017 Third Party Credit Agreement

The 2017 Third Party Credit Agreement provides that the lenders thereunder will make loans in the aggregate principal amount of EUR 250,800,000, which will bear interest at three-month EURIBOR (fixed pursuant to the interest rate hedging arrangements referred to below) plus a margin between 1.07% and 1.90% (depending on the credit rating of Time Warner) and will mature on November 1, 2017.  CME may prepay the loans drawn under the 2017 Third Party Credit Agreement in whole or in part at any time from June 1, 2016 without premium or penalty (other than breakage costs).

Time Warner and certain of its subsidiaries are providing an unconditional unsecured guarantee of payment under the 2017 Third Party Credit Agreement. In addition, following an event of default under the 2017 Third Party Credit Agreement or under the Reimbursement Agreement (described below), Time Warner and its affiliates will have a loan purchase right through which it may require the lenders to assign the 2017 Third Party Credit Agreement to it in consideration of payment of all amounts then owing to the lenders.  The 2017 Third Party Credit Agreement also contains customary representations, warranties, covenants and events of default. In connection with the 2017 Third Party Credit Agreement, CME has entered into customary interest rate hedging arrangements guaranteed by Time Warner and certain of its subsidiaries.

The above description of the 2017 Third Party Credit Agreement is incomplete and is qualified in its entirety by reference to the 2017 Third Party Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2015 Refinancing Commitment Letter

The 2015 Refinancing Commitment Letter provides that Time Warner will, at its option, either (i) assist CME to arrange a senior unsecured term credit facility (the “2015 Refinancing Third Party Credit Agreement”) with one or more commercial banks selected by Time Warner and reasonably acceptable to CME that will mature on November 1, 2019 and be guaranteed by Time Warner and certain of its subsidiaries, or (ii) provide CME a senior secured term loan that will mature on November 1, 2019 (the “2015 Refinancing Time Warner Term Loan Agreement”), in either case providing sufficient funds for CME to repay at maturity the $261.0 million aggregate principal amount of 5.0% senior secured convertible notes due 2015 (the “2015 Convertible Notes”).  Time Warner will make its election prior to October 1, 2015 and CME expects to complete the financing and repay the 2015 Convertible Notes immediately prior to their maturity on November 15, 2015. The parties intend for the 2015 Refinancing Third Party Credit Agreement to contain substantially the same terms and conditions as the 2017 Third Party Credit Agreement and for the 2015 Refinancing Time Warner Term Loan Agreement to contain substantially the same terms as the Restated Time Warner Term Loan Agreement (as defined below), other than in respect of tenor and interest rate.  Loans under the 2015 Refinancing Third Party Credit Agreement will bear interest in cash at three-month LIBOR plus and agreed margin and loans under the 2015 Refinancing Time Warner Term Loan Agreement will bear interest at 8.5% per annum, payable in cash or in kind at the election of CME.

The above description of the 2015 Refinancing Commitment Letter is incomplete and is qualified in its entirety by reference to the 2015 Refinancing Commitment Letter, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Reimbursement Agreement

The Reimbursement Agreement provides that CME will reimburse Time Warner or its subsidiaries for any payments made under any guarantee or through any loan purchase right exercised by Time Warner or its affiliates in respect of the 2017 Third Party Credit Agreement and, if applicable, the 2015 Refinancing Third Party Credit Agreement as well as under a guarantee provided by Time Warner and certain of its subsidiaries of the interest rate hedging arrangements entered into by CME in connection with the 2017 Third Party Credit Agreement and for any payments made on behalf of CME under the 2017 Third Party Credit Agreement and, if applicable, the 2015 Refinancing Third Party Credit Agreement.

As consideration for the guarantee of the 2017 Third Party Credit Agreement, CME will pay a guarantee fee to Time Warner in U.S. dollars calculated on a per annum basis equal to (a)(i) 8.50% minus (ii) the rate of interest paid by CME under the 2017 Third Party Credit Agreement  (the “Guarantee Fee Rate”) multiplied by (b) the amount of loans outstanding under the 2017 Third Party Credit Agreement from time to time. The fee will be payable semi-annually in cash (or if paid in kind, compound) on each semi-annual payment date.  Unpaid amounts of the fee will bear interest per annum at the Guarantee Fee Rate from the date loans are drawn under the 2017 Third Party Credit Agreement and be payable semi-annually in cash (or, if CME elects to pay in kind, compound) on each semi-annual payment date. The fee will be payable in full in cash on the maturity of the 2017 Third Party Credit Agreement.

In the event CME enters into the 2015 Refinancing Third Party Credit Agreement, CME will pay a guarantee fee to Time Warner that is calculated and payable in the same manner as the guarantee for the 2017 Third Party Credit Agreement, except that the fee will be based on the interest rate and principal amount of the 2015 Refinancing Third Party Credit Agreement.

As consideration for the obligations assumed by Time Warner under the 2015 Refinancing Commitment Letter, CME will pay a fee to Time Warner in the amount of $9,136,190.  Such fee will be payable by the maturity date of loans drawn under the 2015 Refinancing Third Party Credit Agreement or the 2015 Refinancing Time Warner Loan Agreement, as applicable. Unpaid amounts will bear interest at a rate of 8.50% per annum from the date the loans are first drawn under the 2015 Refinancing Third Party Credit Agreement or the 2015 Refinancing Time Warner Loan Agreement, as applicable, and be payable semi-annually in cash (or, if CME elects to pay in kind, compound) on each semi-annual payment date.

The Reimbursement Agreement contains restrictive covenants, which include, with specified exceptions, limitations on CME’s ability to engage in certain business activities, incur indebtedness, incur guarantees, have liens, pay dividends or make other distributions, enter into affiliate transactions, consolidate, merge or effect a corporate restructuring, make certain investments, acquisitions and loans, conduct certain asset sales, repay indebtedness following certain asset sales, and amend constitutional documents and certain debt documents in a manner adverse to the lenders in any material respect.  CME will be required to satisfy specified financial covenants, such as maintaining a cashflow cover ratio of no less than 0.25 to 1.00, an interest cover ratio of no less than 0.60 to 1.00 and a consolidated total leverage ratio of no more than 15.50 to 1.00.  The cashflow cover ratio and the interest cover ratio will be subject to step-ups from the initial levels at certain dates in the future, and the consolidated total leverage ratio will be subject to step-downs from the initial levels at certain dates in the future.  The Reimbursement Agreement also contains customary events of default, including the occurrence of “changes of control” specified therein.

The above description of the Reimbursement Agreement is incomplete and is qualified in its entirety by reference to the Reimbursement Agreement, a copy of which is attached as Exhibits 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Reimbursement Agreement Guarantee and Pledges

Pursuant to a guarantee entered into by CME’s wholly-owned subsidiaries Central European Media Enterprises N.V. (“CME NV”) and CME Media Enterprises B.V. (“CME BV”) and Time Warner on November 14, 2014 (the “Reimbursement Agreement Guarantee”), CME NV and CME BV are guarantors of the obligations of CME under the Reimbursement Agreement.  The Reimbursement Agreement is secured by a sixth-ranking pledge (subject to the CME Intercreditor Agreement described below) over 100% of the outstanding shares of each of CME NV and CME BV pursuant to (i) a Pledge Agreement on Shares of CME NV among CME, CME NV and Time Warner, dated November 14, 2014 (“CME NV Pledge”) and (ii) a Deed of Pledge of Shares in CME BV by and among CME NV, CME BV and Time Warner, dated November 14, 2014 (“CME BV Pledge”).

The above descriptions of the Reimbursement Agreement Guarantee, the CME NV Pledge and the CME BV Pledge are incomplete and qualified in their entirety by reference to the complete text of the Reimbursement Agreement Guarantee, the CME NV Pledge and the CME BV Pledge, copies of which are attached as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

CME Intercreditor Agreement

On November 14, 2014, CME entered into a Deed of Amendment (the “Deed of Amendment”) to the Intercreditor Agreement originally dated as of July 21, 2006 (as amended and restated from time to time, including in connection with the Deed of Amendment, the "CME Intercreditor Agreement") among CME, CME NV, CME BV, Time Warner, as CME credit guarantor under the Reimbursement Agreement, Deutsche Bank Trust Company America (“DBTCA”), as trustee under the 15.0% senior secured notes due 2017 (“2017 PIK Notes”) , Time Warner, as agent under the Restated Time Warner  Term Loan and Restated Time Warner Revolving Credit Facility (as defined below), Citibank, N.A., London Branch, as trustee under the 2017 Fixed Rate Notes, DBTCA, as trustee under the 2015 Convertible Notes and the other parties thereto.

The parties to the CME Intercreditor Agreement have agreed, among other things, to share on a ratable basis any proceeds received by any party thereto upon enforcement of any of the security, irrespective of the ranking of the security documents granting security over such collateral.  The CME Intercreditor Agreement provides that all secured parties will accelerate their indebtedness and cooperate in respect of enforcement of the relevant collateral subject to the CME Intercreditor Agreement if any secured party seeks enforcement.  In addition, each secured party will have the right to request a joint enforcement of any security in respect of the 2015 Convertible Notes, the 2017 Fixed Rate Notes, the 2017 PIK Notes, the Restated Time Warner Term Loan Agreement, the Restated Time Warner Revolving Loan Agreement and the Reimbursement Agreement.

The above descriptions of the Deed of Amendment and CME Intercreditor Agreement are incomplete and qualified in its entirety by reference to the complete text of the Deed of Amendment and the CME Intercreditor Agreement, copies of which are attached as Exhibits 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Time Warner Term Loan and Revolving Loan Credit Facility Agreements Amendments

On November 14, 2014, CME entered into an amended and restated term loan credit facility agreement with Time Warner, as administrative agent, and the lenders thereto (the “Restated Time Warner Term Loan Agreement”) and an amended and restated revolving loan credit facility agreement with Time Warner, as administrative agent, and the lenders thereto (the “Restated Time Warner Revolving Loan Agreement”).  The Restated Time Warner Term Loan Agreement and the Restated Time Warner Revolving Loan Agreement include a limitation on liens that may be incurred by CET 21 as well as a covenant that requires the refinancing of the 2015 Convertible Notes in the manner contemplated by the 2015 Refinancing Commitment Letter.  In addition, amounts outstanding under the Restated Time Warner Revolving Loan Agreement will bear interest at a rate based on, at CME's option, the alternate base rate (as defined in the Restated Time Warner Revolving Loan Agreement) plus 8% or the adjusted LIBO rate plus 9%.   The remaining terms of the Restated Time Warner Term Loan Agreement remain substantially the same as the original term loan facility agreement dated as of February 28, 2014 among CME, Time Warner, as administrative agent and the lenders thereto as reported on Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014; and the remaining terms of the Restated Time Warner Revolving Loan Agreement remain substantially the same as the original revolving credit facility agreement dated as of May 2, 2014, among CME, Time Warner, as administrative agent, and the lenders thereto as reported on Current Report on Form 8-K filed with the SEC on May 5, 2014.

The above descriptions of the Restated Time Warner Term Loan Agreement and the Restated Time Warner Revolving Loan Agreement are incomplete and qualified in their entirety by reference to the complete text of the Restated Time Warner Term Loan Agreement and the Restated Time Warner Revolving Loan Agreement, copies of which are attached as Exhibits 10.9 and 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to only the 2017 Third Party Credit Agreement and the Reimbursement Agreement above is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure

On November 14, 2014, the Company announced the transactions described above pursuant to a press release, the text of which is set forth in Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Credit Agreement dated as of November 14, 2014 among Central European Media Enterprises Ltd., BNP Paribas, as administrative agent, Time Warner Inc., as guarantor, and the lenders party thereto.

Exhibit 10.2	Commitment Letter dated as of November 14, 2014 between Central European Media Enterprises Ltd. and Time Warner Inc.

Exhibit 10.3	Reimbursement Agreement dated as of November 14, 2014 between Central European Media Enterprises Ltd., as borrower, and Time Warner Inc, as guarantor.

Exhibit 10.4	Guarantee dated as of November 14, 2014 among Central European Media Enterprises N.V. and CME Media Enterprises B.V., as subsidiary guarantors, and Time Warner Inc.

Exhibit 10.5
Pledge Agreement on Shares in Central European Media Enterprises N.V. dated  14 November 2014 among Central European Media Enterprises Ltd., as pledgor, Time Warner Inc., as pledgee, and Central European Media Enterprises N.V.

Exhibit 10.6	Deed of Pledge of Shares (CME Media Enterprises B.V.) dated 14 November 2014 among Central European Media Enterprises N.V., as pledgor, Time Warner Inc. as pledgee, and CME Media Enterprises B.V.

Exhibit 10.7
Deed of Amendment dated 14 November 2014 to the Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 10.8
Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 10.9
Amended and Restated Term Loan Facility Credit Agreement dated as of November 14, 2014 among Central European Media Enterprises Ltd., Time Warner Inc., as administrative agent, and the lenders party thereto.

Exhibit 10.10
Amended and Restated Revolving Loan Facility Credit Agreement dated as of November 14, 2014 among Central European Media Enterprises Ltd., Time Warner Inc., as administrative agent and the lenders party thereto.

Exhibit 99.1	Press release of Central European Media Enterprises Ltd. dated November 14, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: November 14, 2014	/s/ David Sturgeon
David Sturgeon
Chief Financial Officer